U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: November 1, 2004


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                      7545 Irvine Centre Drive, Suite 200
                               Irvine, CA, 92618
                        _______________________________
                   (Address of Principal Executive Offices)


                                 949-623-8316
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17
        CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4{copyright} under the Exchange Act (17
       CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Issuances of Securities

        On September 29, 2004, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), pursuant to unanimous written consent, authorized and approved the execution of various settlement agreements and the issuance of an aggregate of 6,698,307 shares of its restricted Common Stock and 2,402,500 warrants as follows:

       1. The Company and Stephen Walters, the President/Chief Executive Officer and a director of the Company ("Walters"), entered into a settlement agreement dated September 29, 2004 (the "Walters Settlement Agreement"), regarding the settlement of an aggregate amount of $135,000.00 due and owing to Walters by the Company relating to managerial and consulting services provided by Walters pursuant to certain contractual relations between the Company and Walters (the "Debt"). Pursuant to the terms and provisions of the Walters Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Walters and/or his designates 1,687,500 shares of its restricted Common Stock at the rate of $0.08 per share (which amount is based upon the average of the open and close price of $0.08 of the Company's shares of Common Stock traded on the OTC Bulletin Board between September 19, 2004 and September 29, 2004); and
(ii) Walters agreed to convert the Debt and accept the issuance of the 1,687,500 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt. The Company issued the 1,687,500 shares of restricted Common Stock to Walters pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). Walters executed the Walters Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

       Simultaneously, Walters and Carlingford Investments Limited ("Carlingford") entered into an agreement for acquisition of securities and investor representation letter dated September 29, 2004 (the "Carlingford/Walters Agreement"). Pursuant to the terms and provisions of the Carlingford/Walters Agreement: (i) Walters agreed to transfer to Carlingford 1,250,000 shares of the restricted Common Stock in consideration for a debt due and owing by Walters to Carlingford; and (ii) Carlingford agreed to accept the transfer of the 1,250,000 shares of restricted Common Stock as settlement of the debt.

       Simultaneously, Walters and Silsastri Yani (the "Walters Creditor") entered into an agreement for acquisition of securities and investor representation letter dated September 29, 2004 (the "Creditor/Walters Agreement"). Pursuant to the terms and provisions of the Creditor/Walters
Agreement: (i) Walters agreed to transfer to the Walters Creditor 437,500 shares of the restricted Common Stock in consideration for a debt due and owing by Walters to the Walters Creditor; and (ii) the Walters Creditor agreed to accept the transfer of the 437,500 shares of restricted Common Stock as settlement of the debt.

       In accordance with a letter of instruction from Walters and the terms and provisions of the Walters Settlement Agreement, the Company issued 1,250,000 shares of its restricted Common Stock to Carlingford and 437,500 shares of its restricted Common Stock to the Walters Creditor, pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Walters executed the Walters Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. Carlingford and the Walters Creditor executed the Carlingford/Walters Agreement and the Creditor/Walters Agreement, respectively, and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities

       2. The Company and Carlingford entered into a settlement agreement dated September 29, 2004 (the "Carlingford Settlement Agreement") regarding:
(i) the settlement of an aggregate amount of $28,113.60 due and owing to Carlingford by the Company relating to cash advances in the principal amount of $260,000.00 made by Carlingford and accrued interest thereon in the amount of $28,113.70 (the "Debt"); (ii) the settlement of an aggregate amount of $26,000.00 due and owing to Carlingford by the Company relating to financial services provided by Carlingford to the Company (the "Finders' Fee Debt"); and
(iii) a partial settlement in the amount of $55,000.00 pertaining to an aggregate amount of $424,713.97 due and owing to Carlingford by the Company relating to convertible loan agreements in the principal amount of $355,000 and accrued interest thereon in the amount of $ 69,713.97 (the "Convertible Loan Debt"). Pursuant to the terms and provisions of the Carlingford Settlement
Agreement: (i) the Company agreed to settle the Debt, the Finders' Fee Debt and a portion of the Convertible Loan Debt by issuing to Carlingford and/or its designates an aggregate of 2,280,440 shares of its restricted Common Stock at the rate of $0.075 per share (which amount is based upon the average of the open and close price of $0.08 of the Company's shares of Common Stock traded on the OTC Bulletin Board between September 19, 2004 and September 29, 2004) and 687,500 warrants (the "Warrants") entitling Carlingford and/or its designates to purchase a share of the Company's restricted Common Stock at $0.20 per share expiring September 29, 2009; and (ii) Carlingford agreed to convert the Debt, the Finders' Fee Debt and a portion of the Convertible Loan Debt and accept the issuance of an aggregate of 2,280,440 shares of restricted Common Stock and 687,500 Warrants of the Company as full and complete satisfaction of the Debt and the Finders' Fee Debt and as partial satisfaction of the Convertible Loan Debt in the amount of $55,000.00.

       Simultaneously, Carlingford and Richard AH. Siagian, Antonius LM. Pakpahan, Stephen Walters and Stephen Taylor, (collectively, the "Carlingford Creditors") entered into an agreement for acquisition of securities and investor representation letter dated September 29, 2004, respectively (the "Carlingford/Creditor Agreement"). Pursuant to the terms and provisions of each of the Carlingford/Creditor Agreements: (i) Carlingford agreed to transfer to the Carlingford Creditors an aggregate of 2,280,440 shares of the restricted Common Stock and an aggregate of 687,500 Warrants in consideration for debts due and owing by Carlingford to the Carlingford Creditors; and (ii) the Carlingford Creditors agreed to accept the transfer of a proportionate amount of the 2,280,440 shares of restricted Common Stock and 687,500 Warrants as settlement of their respective debt.

       In accordance with a letter of instruction from Carlingford and the terms and provisions of the Carlingford Settlement Agreement, the Company issued an aggregate of 2,280,440 shares of restricted Common Stock and 687,500 Warrants as follows: (i) 269,835 shares of restricted Common Stock to Carlingford; and (ii) 2,010,605 shares of restricted Common Stock and 687,500 Warrants to the Carlingford Creditors in proportion to their respective debt pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Carlingford executed the Carlingford Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. The Carlingford Creditors each executed the Carlingford/Creditor Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities

       3. The Company and Asia Pacific Inc. ("Asia Pacific") entered into a settlement agreement dated September 29, 2004 (the "Asia Pacific Settlement Agreement"), regarding the settlement of: (i) an aggregate amount of $61,390. due and owing to Asia Pacific by the Company relating to cash advances in the principal amount of $41,125. and accrued interest thereon in the amount of $20,265. (the "Debt"). Pursuant to the terms and provisions of the Asia Pacific Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Asia Pacific and/or its designates an aggregate of 818,533 shares of its restricted Common Stock at the rate of $0.075 per share (which amount is based upon the average of the open and close price of $0.08 of the Company's shares of Common Stock traded on the OTC Bulletin Board between September 19 and September 29, 2004) and 548,333 warrants (the "Warrants") entitling Asia Pacific and/or its designates to purchase a share of the Company's restricted Common Stock at $0.20 per share expiring September 29, 2009; and (ii) Asia Pacific agreed to convert the Debt and accept the issuance of an aggregate of 818,533 shares of restricted Common Stock and the 548,333 Warrants of the Company as full and complete satisfaction of the Debt.

       Simultaneously, Asia Pacific and Richard AH. Siagian, Antonius LM. Pakpahan, Adhe D. Silviani and Carlingford Investments Limited (collectively, the "Asia Pacific Creditors") entered into an agreement for acquisition of securities and investor representation letter dated September 29, 2004, respectively (the "Asia Pacific/Creditor Agreement"). Pursuant to the terms and provisions of the Asia Pacific/Creditor Agreement: (i) Asia Pacific agreed to transfer to the Asia Pacific Creditors an aggregate of 818,533 shares of the restricted Common Stock and an aggregate of 548,333 Warrants in consideration for debts due and owing by Asia Pacific to the Asia Pacific Creditors; and (ii) the Asia Pacific Creditors agreed to accept the transfer of a proportionate amount of the 818,533 shares of restricted Common Stock and 548,333 Warrants as settlement of their debt.

       In accordance with a letter of instruction from Asia Pacific and the terms and provisions of the Asia Pacific Settlement Agreement, the Company issued an aggregate of 818,533 shares of its restricted Common Stock and 548,333 Warrants to the Asia Pacific Creditors in proportion to their respective debts, pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Asia Pacific executed the Asia Pacific Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. The Asia Pacific Creditors each executed the Asia Pacific/Creditor Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities

       4. The Company and Asia Consulting Inc. ("Asia Consulting"), entered into a settlement agreement dated September 29, 2004 (the "Asia Consulting Settlement Agreement"), regarding the settlement of an aggregate amount of $45,000.00 due and owing to Asia Consulting by the Company relating to managerial and consulting services provided by Asia Consulting to the Company (the "Debt"). Pursuant to the terms and provisions of the Asia Consulting Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Asia Consulting and/or its designates 562,500 shares of its restricted Common Stock at the rate of $0.08 per share (which amount is based upon the average of the open and close price of $0.08 of the Company's shares of Common Stock traded on the OTC Bulletin Board between September 19, 2004 and September 29,
2004); and (ii) Asia Consulting agreed to convert the Debt and accept the issuance of the 562,500 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt.

       Simultaneously, Asia Consulting and Antonius LM. Pakpahan and Silsastri Yani, (collectively, the "Asia Consulting Creditors") entered into an agreement for acquisition of securities and investor representation letter dated September 29, 2004, respectively (the "Asia Consulting/Creditor Agreement"). Pursuant to the terms and provisions of the Asia Consulting/Creditor Agreement:
(i) Asia Consulting agreed to transfer to the Asia Consulting Creditors an aggregate of 562,500 shares of the restricted Common Stock in consideration for debts due and owing by Asia Consulting to the Asia Consulting Creditors; and
(ii) the Asia Consulting Creditors agreed to accept a proportionate amount of the aggregate 562,500 shares of restricted Common Stock as settlement of their debt.

       In accordance with a letter of instruction from Asia Consulting and the terms and provisions of the Asia Consulting Settlement Agreement, the Company issued an aggregate of 562,500 shares of restricted Common Stock to the Asia Consulting Creditors in proportion to their debt, pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Asia Consulting executed the Asia Consulting Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. The Asia Consulting Creditors each executed the Asia Consulting/Creditor Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

5. The Company and Stephen Taylor ("Taylor") entered into a settlement agreement dated September 29, 2004 (the "Stephen Taylor Settlement Agreement"), regarding the settlement of: (i) an aggregate amount of $88,700.00 due and owing to Taylor by the Company relating to cash advances in the principal amount of $87,500.00 and accrued interest thereon in the amount of $1,200.00 (the "Debt"); and (ii) an aggregate amount of $12,500.00 due and owing to Taylor by the Company relating to financial services provided by Taylor to the Company (the "Finders' Fee Debt"). Pursuant to the terms and provisions of the Taylor Settlement Agreement: (i) the Company agreed to settle the Debt and the Finders' Fee Debt by issuing to Taylor and/or its designates an aggregate of 1,349,333 shares of its restricted Common Stock at the rate of $0.075 per share (which amount is based upon the average of the open and close price of $0.08 of the Company's shares of Common Stock traded on the OTC Bulletin Board between September 19 and September 29, 2004) and 1,166,667 warrants (the "Warrants") entitling Taylor and/or its designates to purchase a share of the Company's restricted Common Stock at $0.20 per share expiring September 29, 2009; and
(ii) Taylor agreed to convert the Debt and the Finders' Fee Debt and accept the issuance of an aggregate of 1,349,333 shares of restricted Common Stock and the 1,166,667 Warrants of the Company as full and complete satisfaction of the Debt and the Finders' Fee Debt. .

       Simultaneously, Taylor and Richard AH. Siagian, Antonius LM. Pakpahan, Silsastri Yani, Adhe Silviani Carlingford Investments Limited and Thomas A. Harmusial (collectively, the "Taylor Creditors") entered into an agreement for acquisition of securities and investor representation letter dated September 29, 2004, respectively (the "Taylor/Creditor Agreement"). Pursuant to the terms and provisions of the Taylor/Creditor Agreement: (i) Taylor agreed to transfer to the Taylor Creditors an aggregate of 1,349,333 shares of the restricted Common Stock and an aggregate of 1,166,667 Warrants in consideration for debts due and owing by Taylor to the Taylor Creditors; and (ii) the Taylor Creditors agreed to accept the transfer of a proportionate amount of the
1,349,333 shares of restricted Common Stock and 1,166,667 Warrants as settlement of their debt.

       In accordance with a letter of instruction from Taylor and the terms and provisions of the Taylor Settlement Agreement, the Company issued an aggregate of 1,349,333 shares of its restricted Common Stock and 1,166,667 Warrants to the Taylor Creditors in proportion to their respective debts, pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Taylor executed the Taylor Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. The Taylor Creditors each executed the Taylor/Creditor Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.


Securities Ownership of Certain Beneficial Owners and Management

As a result of the issuance of an aggregate of 6,698,306 shares of restricted Common Stock and 2,402,500 Warrants effective September 29, 2004, there was a change in beneficial ownership of the Company. As of the date of this Current Report, there are 23,546,523 shares of Common Stock issued and outstanding, and the Company is obligated to issued an additional 7,151,070 shares of Common Stock pursuant to exercise of Warrants. The following table sets forth information as of the date of this Current Report concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees and beneficial ownership of the Company's shares of outstanding Common Stock; and (iii) all executive officers and directors as a group and beneficial ownership of the Company's shares of outstanding Common Stock. Common Stock not outstanding but deemed beneficially owned by virtue of an exercise right of an individual to acquire shares within sixty (60) days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares of Common Stock shown.
_____________________________________________________________________________
Title of Class      Name and Address of       Amount and Nature   Percent of
                      Beneficial Owner           of Beneficial     of Class
                                                  Ownership
_____________________________________________________________________________


Common Stock        Stephen Walters             984,819 (1) (2)    3.62%
                    Bali View Block A4/7
                    Jl. Cirendeu Raya 40
                    Singapore 048624

Common Stock        Carlingford Investments
                    Limited                   8,718,788 (1) (3)   26.45%
                    Bali View Block A4/7
                    Jl. Cirendeu Raya 40
                    Singapore 048624

Common Stock        Nathalie Pilon             150,000 (1) (4)     0.46%
                    2919 Ontario Street
                    Vancouver, British Columbia
                    Canada V5T 2Y5

Common Stock        David Bouzaid              250,000 (1) (5)     0.76%
                    Jl. Bangka Jakarta Selatan
                    12730
                    Indonesia

Common Stock        Laurie Bewes               425,000  (1) (6)   1.29%
                    429 Willawrong Road
                    Caringbah, Australia
                    NSW 2229

Common Stock        Graeme Smith              150,000 (1) (7)     0.46%
                    25 South Harper's Road
                    Woodend, Victoria, Australia
                    3442

Common Stock        All officers and directors  10,678,607  (1) (8) 38.56%
                     as a group (5 persons)
_____________________________________________________________________________
(1)
   These are restricted shares of Common Stock.
(2)
   Mr. Walters is the President/Chief Executive Officer and a director of the Company. This figure includes: (i) 234,819 shares of Common Stock held of record by Mr. Walters and; (ii) an assumption of the exercise by Mr. Walters of an aggregate of 750,000 Stock Options granted to Mr. Walters to acquire 750,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008.

(3)
  This figure includes: (i) 5,970,455 shares of Common Stock held of record by Carlingford Investments Limited; (ii) an assumption of the exercise by Carlingford Investments Limited of an aggregate of 2,700,000 warrants held of record by Carlingford Investments Limited, over which Mr. Walters has sole voting and disposition rights, into 2,700,000 shares of Common Stock at a price of $1.00 per share expiring on August 14, 2008; and (iii) an assumption of the exercise by Carlingford Investments Limited of an aggregate of 48,333 warrants held of record by Carlingford Investments Limited, over which Mr. Walters has sole voting and disposition rights, into 48,333 shares of Common Stock at a price of $0.20 per share expiring on September 29, 2009. Mr. Walters has sole control and disposition rights over these shares and warrants. As of the date of this Current Report, no Warrants nor Stock Options have been exercised.

 (4)
   This figure includes: (i) 50,000  shares of Common Stock held of record; and
(ii) an assumption of the exercise by Ms. Pilon of an aggregate of 100,000 Stock Options granted to Ms. Pilon to acquire 100,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008.

(5)
   This figure includes: (i) 50,000 shares of Common Stock held  of record; and
(ii) an assumption of the exercise by Mr. Bouzaid of an aggregate of 200,000 Stock Options granted to Mr. Bouzaid to acquire 200,00 shares of Common Stock at $0.50 per share expiring on August 14, 2008.

(6)
   This figure includes: (i) 225,000 shares of Common Stock held of record; and
(ii) an assumption of the exercise by Mr. Bewes of an aggregate of 200,000 Stock Options granted to Mr. Bewes to acquire 200,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008.

(7)
    This figure includes an assumption of the exercise by Mr. Smith of an aggregate of 150,000 Stock Options granted to Mr. Smith to acquire 150,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008.

(8)
   This figure includes: (i) 6,530,275 shares of  Common  Stock held of record;
(ii) an assumption of the exercise of an aggregate of 1,400,000 Stock Options to acquire 1,400,000 shares of Common Stock; and (iii) an assumption of the exercise of an aggregate of 2,748,333 Warrants to acquire 2,748,333 shares of Common Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1 Settlement Agreement between Transax International Limited and Stephen Walters dated September 29, 2004.
10.2 Settlement Agreement between Transax International Limited and Carlingford Investments Limited dated September 29, 2004.
10.3 Settlement Agreement between Transax International Limited and Asia Pacific Limited dated September 29, 2004.
10.4 Settlement Agreement between Transax International Limited and Asia Consulting Inc, dated September 29, 2004.
10.5 Settlement Agreement between Transax International Limited and Stephen Taylor, dated September 29, 2004.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Transax International Limited


Date:  November 1, 2004           By:/s/ Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer